FIRST AMERICAN CAPITAL CORPORATION
                          1303 SW FIRST AMERICAN PLACE
                              TOPEKA, KANSAS 66604

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

               TO BE HELD ON TUESDAY, JUNE 14, 2005 AT 11:00 A.M.

To Our Shareholders:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of First American Capital Corporation, (the "Company"), will be held Tuesday, June 14, 2005 at 11:00 a.m. Central Time, in the Manor Conference Center, Capitol Plaza Hotel 1717 SW Topeka Blvd, Topeka, Kansas 66612 for the following purposes:

         1. To elect nine directors of the Company to serve for one year or until their successors are elected and qualified. The Board of Directors recommends a vote "for" the election of its nominees on the enclosed proxy card.

         2. To ratify and approve the appointment of BKD, LLP as independent auditors for the next fiscal year. The Board recommends a vote "for" this proposal.

         3. To consider and act upon such other business as may properly be brought before the meeting, or any adjournment or postponement thereof.

         The Board of Directors has fixed the close of business on April 29, 2005 as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. YOU ARE REQUESTED TO VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. If you are present at the meeting and desire to do so, you may revoke your proxy and vote in person. Alternatively, you may cast your votes by telephone or through the Internet as described on the accompanying Proxy Card.

         IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE VOTING, PLEASE CONTACT US BY CALLING OUR CORPORATE OFFICES AT 1-866-211-0811

                                        BY ORDER OF THE BOARD OF DIRECTORS
                                        FIRST AMERICAN CAPITAL CORPORATION



                                       /s/ Harland E. Priddle
                                           Secretary
Dated:  May 19, 2005
Topeka, Kansas

                       FIRST AMERICAN CAPITAL CORPORATION
                          1303 SW First American Place
                              Topeka, Kansas 66604

               --------------------------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 14, 2005

               --------------------------------------------------

                                 PROXY STATEMENT


         The accompanying proxy is solicited on behalf of the Board of Directors (the "Board") of First American Capital Corporation, a Kansas corporation (the "Company" or "First American"), for use at the Annual Meeting of Shareholders of the Company to be held on Tuesday, June 14, 2005, at 11:00 a.m. Central Time at the Manor Conference Center, Capitol Plaza Hotel, 1717 SW Topeka Blvd, Topeka, Kansas 66612. This Proxy Statement and the Proxy Card are being mailed to shareholders on or about May 19, 2005. This Proxy Statement is being sent to each holder of record of the outstanding shares of $.10 par value Common Stock of the Company (the "Common Stock") as of April 29, 2005 (the "Record Date") in order to furnish each shareholder with information relating to the business to be transacted at the meeting.

         Only shareholders of record at the close of business April 29, 2005 are entitled to vote. On that day, there were outstanding 4,237,578 shares of Common Stock. Each share entitles the holder to one vote. Thirty-three and one-third percent of the shares of the Common Stock outstanding on the record date will constitute a quorum for transaction of business at the meeting. To be elected as a director, each nominee must receive the favorable vote of a plurality of the shares represented and entitled to vote at the meeting. In all other matters other than the election of directors, a majority of the shares represented at the meeting and entitled to vote is required for approval of the proposal.

         The Company will pay for the Annual Meeting, including the costs of mailing the proxy materials and any supplemental materials. Directors, officers and employees of the Company may, either in person, by telephone, or otherwise, also solicit proxies. They have not been specifically engaged for such purpose, however, nor will they be compensated for their efforts. The Company will pay these fees and expenses. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of Company shares for their expenses in forwarding this Proxy Statement, the Annual Report and other soliciting materials to the beneficial owners.

                 QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

HOW DO I VOTE IN PERSON?

         If you owned shares of the Company's Common Stock on the record date, April 29, 2005, you may attend the 2005 Annual Meeting and vote in person. If you are not the record holder of your shares, please refer to the discussion following the question "What if I am not the record holder of my shares?" If you hold your shares in the name of a bank or broker, you will not be able to vote in person at the Annual Meeting unless you have previously specially requested and obtained a "legal proxy" from your bank or broker and present it at the Annual Meeting.

HOW DO I VOTE BY PROXY?

         Stockholders may vote by proxy in three ways:

         o By Internet: Access our Internet voting site at http://www.eproxyvote.com/fxt. Have your proxy card in hand and follow the instructions on the screen. Internet votes must be received prior to 5:00 p.m. central time, June 13, 2005.

         o By Telephone: Using a touch-tone telephone, call toll-free1-800-758-6973. Have your proxy card in hand and follow the voice instructions. Telephone votes must be received prior to 5:00 p.m. central time, June 13, 2005.

         o By Mail: Complete, sign and date the enclosed Proxy Card and return it promptly in the enclosed postage-paid envelope. To be able to vote your shares in accordance with your instructions at the 2005 Annual Meeting, we must receive your proxy as soon as possible but in any event prior to the Annual Meeting.

WHAT IF I AM NOT THE RECORD HOLDER OF MY SHARES?

         If your shares are held in the name of a brokerage firm, bank nominee or other institution ("Custodian"), only it can give a proxy with respect to your shares. You may have received either a blank, executed Proxy Card from your Custodian (which you can complete and send directly to the Company) or an instruction card (which you can complete and return to the Custodian to direct its voting of your shares). If your Custodian has not sent you either a blank, executed Proxy Card or an instruction card, you may contact your Custodian directly to provide it with instructions. If you need assistance, please contact our Corporate offices at 785-267-7077.

         If your shares are held in the name of a Custodian, and you want to vote in person at the 2005 Annual Meeting, you may request a document called a "legal proxy" from your Custodian and bring it to the 2005 Annual Meeting. If you need assistance, please contact our Corporate offices at 1-866-211-0811.

WHAT IF I WANT TO REVOKE MY PROXY?

         If you give a proxy, you may revoke it at any time before it is voted on your behalf. You may do so in five ways:

         1. An Internet or telephone vote subsequent to the date shown on a previously executed and delivered Proxy Card;

         2. An Internet or telephone vote subsequent to the date of a prior Internet or telephone vote;

         3. By delivering a later-dated Proxy Card to our Secretary prior to the 2005 Annual Meeting;

         4. By delivering a written notice of revocation to our Secretary prior to the 2005 Annual Meeting; or

         5.       By attending and voting in person at the 2005 Annual Meeting.

IF I PLAN TO ATTEND THE 2005 ANNUAL MEETING, SHOULD I STILL SUBMIT A PROXY?

         Whether you plan to attend the 2005 Annual Meeting or not, we urge you to submit a Proxy Card or vote by Internet or telephone. Returning the enclosed Proxy Card or voting by Internet or telephone will not affect your right to attend the 2005 Annual Meeting and vote.

WHO CAN VOTE?

         You are eligible to vote or to execute a proxy only if you owned shares of the Company's Common Stock on the record date for the 2005 Annual Meeting, April 29, 2005. Even if you sell your shares after the record date, you will retain the right to execute a proxy in connection with the 2005 Annual Meeting. It is important that you grant a proxy regarding shares you held on the record date, or vote those shares in person, even if you no longer own those shares. At the close of business on April 29, 2005, 4,237,578 shares of the Company's Common Stock were entitled to be voted.

HOW MANY VOTES DO I HAVE?

         With respect to each matter to be considered at the 2005 Annual Meeting, each shareholder will have one vote for each share of the Company's Common Stock held by the shareholder on the record date. The Company has no outstanding voting securities other than its Common Stock.

HOW WILL MY SHARES BE VOTED?

         If you give a proxy on the accompanying Proxy Card or authorize the proxy and vote by Internet or telephone, your shares will be voted as you direct. If you submit a Proxy Card to us without instructions, our representatives will vote your shares FOR the election of the persons nominated by management for directorships, FOR ratification of the Audit Committee's selection of BKD, LLP as the Company's independent auditors for 2005. Submitting a proxy will entitle our representatives to vote your shares in accordance with their discretion on matters not described in this Proxy Statement that may properly come before the 2005 Annual Meeting.

         Unless a Proxy Card specifies otherwise, it will be presumed to relate to all shares held of record on the record date by the person who submitted it.

WHAT IS A QUORUM AND WHY IS IT NECESSARY?

         Conducting business at the 2005 Annual Meeting requires a quorum. For a quorum to exist, shareholders representing 33 1/3% of the votes eligible to be cast must be present in person or represented by proxy. Abstentions and broker non-votes are treated as present for purposes of determining whether a quorum exists. If a quorum of the votes eligible to be voted are not present in person or represented by proxy at the scheduled time for the 2005 Annual Meeting, then in its discretion the Company may postpone the 2005 Annual Meeting to a later date or adjourn the meeting without postponment, in which event the current members of the Board of Directors shall continue to serve until their successors are duly elected and qualified or until their earlier resignation, removal, or death.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL AND HOW WILL VOTES BE COUNTED?

         If a quorum is present, directors will be elected by a plurality of the votes cast. This means that the nine nominees receiving the highest number of votes will be elected as directors. Accordingly, abstentions and broker non-votes do not have the effect of a vote against the election of any nominees. Shareholders do not have the right to cumulate their votes.

         Each proposal other than the election of directors will be adopted if a majority of the shares represented at the meeting and entitled to vote on the proposal are voted in its favor. Accordingly, abstentions on each such proposal will have the same effect as a vote against the proposal. Broker non-votes will not have any effect on any such proposal.

HOW CAN I RECEIVE MORE INFORMATION?

         If you have any questions about giving your proxy or about our solicitation, or if you require assistance, please call our Corporate offices at 1-866-211-0811.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as of the Record Date, regarding beneficial ownership of Company Common Stock by (i) the only persons or groups known by the Company to own beneficially more than 5% of Company Common Stock; (ii) the directors, individually; (iii) each nominee, individually; (iv) each executive officer of the Company, individually; and (v) all officers and directors as a group. Except as otherwise noted in the footnotes to the table, the beneficial owners have sole voting and investment power as to all of the shares beneficially owned by them.


Name and Address of                                              Amount and Nature of
Beneficial Owner                       Status of Holder          Beneficial Ownership       Percent of Class
------------------------------------------------------------------------------------------------------------
Paul E. Burke, Jr.                         Director;                     50,000                   1.18%
2009 Camelback Drive                       Nominee
Lawrence, KS 66047

Edward C. Carter                           Director;                     85,000                   2.01%
4100 Wimbledon Drive                       Nominee
Lawrence, KS 66047

Thomas M. Fogt                             Director;                        200                       *
8200 W 101st Ter                           Nominee
Overland Park, KS 66212

Kenneth L. Frahm                           Director;                     40,000                       *
Box 849                                    Nominee
Colby, KS 67701

Stephen J. Irsik, Jr.                      Director;                     69,000                   1.63%
05405 Six Road                             Nominee
Ingalls, KS 67853

Thomas C. Kimery                           Officer                            -                       *
5009 Brownridge
Shawnee, Kansas 66218
                                           5% or more                   256,000                   6.04%
Rickie D. Meyer                            Beneficial
3513 SW Alameda Drive                      Holder
Topeka, KS 66614

John G. Montgomery                         Director;                     45,000                   1.06%
P. O. Box 129                              Nominee
Junction City, KS 66441
                                           Director;                     40,000                       *
Harland E. Priddle                         Officer;
8214 South Haven Rd.                       Nominee
Burrton, KS 67020

Patrick A. Tilghman                        Officer                            _                       *
3208 SW 19th  St.
Topeka, Kansas 66604
                                           Director;                      1,000                       *
John F. Van Engelen                        Officer;
4624 NW Kendall Dr.                        Nominee
Topeka, KS  66618

Gary E. Yager                              Director;                     40,000                       *
3521 SW Lincolnshire                       Nominee
Topeka, KS 66614

All Directors and Officers as a Group                                   370,200                   8.74%
(11 persons)

*  Indicates less than 1% ownership.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

         The Board is presently composed of the following nine directors named below. The Directors hold office for a one year term and until their successors are duly elected and qualified or until their earlier resignation, removal or death. A meeting of shareholders for the election of directors will be called annually.

         The persons named in the Proxy Card intend to vote the proxies as designated for the persons named below, who have been nominated for re-election as Directors. Should any of the nominees listed below become unable or unwilling to accept nomination or election, it is intended, in the absence of contrary specifications, that the proxies will be voted for the balance of those named and for a substitute nominee or nominees. All of the nominees have consented to be named as nominees and to serve as directors if elected.

                         THE BOARD RECOMMENDS A VOTE FOR
           THE ELECTION OF EACH OF THE FOLLOWING NOMINATED DIRECTORS:

         The names of the nominees, each of whom is currently a director of the Company, and certain information about them are set forth below:


Name/Age                           Director Since    Principal Occupation
--------                           ------------      --------------------
Harland E. Priddle                 1996              Chairman of the Board, Secretary
74

John F. Van Engelen                2004              President and CEO
52

Paul E. Burke, Jr.                 1996              President of Issues Management Group Inc.
71

Edward C. Carter                   1996              Entrepreneur and real estate developer
62

Thomas M. Fogt                     2003              Vice President for Corporate Development of AmerUs Annuity Group
59

Kenneth L. Frahm                   1996             Self employed farmer since 1975
58

Stephen J. Irsik, Jr.              1996              Entrepreneur and agri-business owner
58

John G. Montgomery                 1996              President of Montgomery Communications, Inc.
65

Gary E. Yager                      1996              President and CEO of VisionBank
50


Harland E. Priddle: Mr. Priddle has been a Director of the Company since its inception and has been the Chairman of the Board since November 15, 2002. Mr. Priddle is the former Kansas Secretary of Agriculture (1982-1986) and served as the first Kansas Secretary of Commerce (1987-1991). As the first Secretary of Commerce, he was directly involved in the creation of such programs as Kansas, Inc., Kansas Technology Enterprise Corporation, Kansas Development Finance Authority and the Kansas Venture Capital Corp. He was candidate for Lt. Governor of Kansas in 1986 and 1990. He was the Deputy Director of the White House Communications Agency for the President for a period of four years (1970-1974) where he provided support and accompanied the President on approximately 200 Presidential trips. Mr. Priddle was the Vice President for Marketing and Customer Services for the Hutchinson National Bank from 1978 to 1981. He also has served as Assistant Manager of the Kansas State Fair (1974-1978) and Executive Director of the Kansas Wildscape Foundation (1999-2002), a not for profit foundation dedicated to creating outdoor opportunities in Kansas. He retired from the United States Air Force in 1974, after 22 years, with the rank of Colonel. While in the Air Force, he received 17 military decorations including the Bronze Star and two Legions of Merit. He is a veteran of both Korea and Vietnam Campaigns. He received a BS in Agriculture from Kansas State University in 1952.

John F. Van Engelen: Mr. Van Engelen was named President and CEO of the Company on February 16, 2004 and has been a Director of the Company since June 7, 2004. Mr. Van Engelen previously was the President of Western United Life. Mr. Van Engelen joined Western United Life in 1984 as its underwriting manager, and shortly thereafter he was appointed Vice President--Underwriting. From 1987 to 1994, he was Vice President--Sales and a Regional Sales Manager. During 1994, he was appointed President of Western United Life. Prior to joining Western United Life, Mr. Van Engelen had worked in the insurance industry and in corporate and public accounting. He holds the following certifications: CPA, CFP, CLU, ChFC, and FLMI. He is also a member of the American Institute of Certified Public Accountants, Society of Financial Service Professionals, and a board member of the New Mexico Life Insurance Guaranty Association. Mr. Van Engelen holds a Bachelor of Business Administration in Accounting from Boise State University.

Paul E. Burke, Jr.: Mr. Burke, who has been a Director of the Company since its inception, is the President of Issues Management Group, Inc., a public relations and governmental affairs consulting company. Mr. Burke served as a member of the Kansas State Senate from 1975 to January 1997 and served as the President of the Senate from 1989 until his retirement in 1997. During his tenure in the Kansas Senate, Mr. Burke served as Chairman of the Organization, Calendar and Rules, Legislative Coordinating Council and Interstate Cooperation Committees. Mr. Burke was a majority leader of the Senate from 1985 to 1988. Mr. Burke has served in numerous national, state and local leadership positions including past positions as a member of the President's Advisory Commission on Intergovernmental Relations. He is also the former owner of WEBBCO, Inc., an industrial engineering and equipment company. Mr. Burke received his Bachelor of Science degree in business from the University of Kansas in 1956.

Edward C. Carter:: Mr. Carter, who has been a Director of the Company since its inception, is an entrepreneur and real estate developer. Mr. Carter is a retired senior executive (1963-1992) with the Kansas Southwestern Bell Telephone Company. He served in numerous senior executive positions including Kansas Division Manager Regulatory Relations, Regional Vice President Southwestern Bell Telecom, covering a four state area, and Kansas Director of Marketing. Mr. Carter served as City Commissioner and Mayor of Lawrence, Kansas from 1977 to 1981. He was a Director and President, and is a Paul Harris Fellow of the Lawrence, Kansas Rotary Club, past Executive Board Member of the Kansas State Chamber of Commerce, past Chairman of the Douglas County United Fund, Founder, Director and President of the Lawrence Junior Achievement, as well as numerous other leadership positions. He is a Co-Recipient of the Outstanding Kansan Award for Civic Service, and in 2001 he was presented the Lifetime Meritorious Achievement Award by Pittsburgh State University, the university's highest honor. Mr. Carter was a member and All Conference Guard on the Pittsburgh State University 1961 National Championship Football Team. He received his B.A. in Business Administration from Pittsburgh State University in 1963.

Thomas M. Fogt: Mr. Fogt has been a Director of the Company since March 31, 2003. Mr. Fogt has more than twenty-five years of experience in insurance, financial management, accounting, corporate development and business planning. He has a master's degree from Xavier University in business and is a member of the American Institute of Certified Public Accountants. Since 1994, Mr. Fogt has served as Executive Vice President for AmerUs Annuity Group Co., a subsidiary of AmerUs Group, with responsibilities for finance and accounting, as well as mergers and acquisitions. Prior to joining AmerUs, Mr. Fogt was a partner with the accounting firm of Deloitte & Touche.

Kenneth L. Frahm: Mr. Frahm, who has been a Director of the Company since its inception, has been a self-employed farmer since 1975. He currently owns 1,200 acres of irrigated corn and dryland wheat production land and is a member of a family partnership, which produces over 500,000 bushels of corn and wheat annually on 6,500 acres of western Kansas farm land. Mr. Frahm's operating entities include Allied Family Farm and Grain Management, Inc. He is past President of the Kansas Development Finance Authority. He is past Chairman of 21st Century Grain Processing Cooperative, and a former member of the Board of Directors of Bank IV Community Bank in Colby. In addition, Mr. Frahm is a member of the Kansas Farm Service Agency State Committee appointed by US Agriculture Secretary Ann Veneman. He is a member of the Agricultural Use Value Committee of the Kansas Department of Revenue, an Executive Committee member of the Fort Hays State University Endowment Association, a past member of the Board of Directors of the Kansas Area United Methodist Foundation and Chairman of its Investment Committee, Past President and Paul Harris Fellow of Rotary, a member of the Kansas Farm Bureau, Kansas Livestock Association, Kansas Corn Growers Association, Kansas Association of Wheat Growers and serves on the Boards of Directors of the Ogallala Aquifer Institute and the Kansas Water Congress. Mr. Frahm is married to Sheila Frahm, a former Kansas United States Senator and has three daughters. Mr. Frahm received his B.A. in Economics in 1968 from Fort Hays Kansas State College and his M.B.A. in Finance in 1969 from the University of Texas at Austin.

Stephen J. Irsik Jr.: Mr. Irsik has been a Director of the Company since its inception. Steve is the manager and one of the owners of a multi faceted agri-business centered in western Kansas. The business deals with identity preserved grain, beef and dairy. Mr. Irsik served 16 years as a Gray County Commission. He currently serves on the boards of: 21Century Grain Processing and Home State Bank of Garden City, Kansas. Mr. Irsik has served as a past Board member of the Southwest Kansas Irrigation Association, Upper Ark Basin Advisory committee and Ground Water Management District #3. He is a graduate of Kansas State University and a veteran of the United States Air Force. In 2004 Steve was appointed by Governor Sebelius to chair the Kansas Water Authority.

John G. Montgomery: Mr. Montgomery, who has been a Director of the Company since its inception, is the President of Montgomery Communications, Inc. of Junction City, Kansas. He is a newspaper publisher and TV station owner. He is also President of the Junction City Housing and Development Corporation. From 1964 to 1973 he was the Assistant to the President at the San Francisco Newspaper Printing Company. Mr. Montgomery is a member of the InterAmerican Press Association, Inland Daily Press Association and the Kansas Press Association. He was Civilian Aid to the Secretary of the Army of Kansas from 1979-1981 and has again served in that role since 1995. He has extensive state government service including Past Chairman of the Kansas Board of Regents, Past member of the Washburn University Board of Regents, and 1986 Democratic nominee for Lieutenant Governor. His considerable civic involvement, in part, includes being past President of the Junction City Chamber of Commerce, Director and past President of the United Way, past Board member of the Boy Scouts of America, Coronado Council, past Director of the armed service YMCA, Trustee of the William Allen White Foundation, Co-chair of Economic Lifelines, Board member of Kansas Wildscape and the Kansas 4-H and a member of the Rotary Club. Mr. Montgomery has received the 1975 Jaycees Outstanding Young Man of Kansas Award, 1975 Junction City Jaycees Distinguished Service Award and the Department of the Army, Patriotic Civilian Service Award. He graduated from the Philips Academy, Andover, Massachusetts, in 1958, Yale University in 1962, receiving a Bachelor of Arts Degree, and from Stanford University in 1964, where he received his MBA Degree.

Gary E. Yager : Mr. Yager, has been a Director of the Company since its inception, and is an organizer and founder of VisionBank in Topeka, Kansas, where he currently serves as President and Chief Executive Officer. Before founding VisionBank, Mr. Yager was Vice Chairman of Western National Bank and Executive Vice President and Chief Executive Officer and Senior Lender of the Columbian Bank of Topeka, Kansas. From October 1986 to December 1995, Mr. Yager served as both the Vice President and Branch Manager and the Vice President of Commercial Loans for the Commerce Bank and Trust of Topeka, Kansas. From 1976 to 1986, he served in various management positions with Bank IV of Topeka including Assistant Vice-President of Correspondent Banking and Branch Manager. Mr. Yager is past president for Downtown Topeka, past Chairman of the Topeka Business Improvement District, and an active member of numerous community groups, including the Western Hill Baptist Church, the Topeka Housing Authority, the Art Council of Topeka, and the Washburn University Moore Bowl Renovation. In addition, he is a member of the Topeka Chamber of Commerce, former member of the Board of Directors of the Topeka Family Service and Guidance Center, and former advisor of Junior Achievement. He is a past member of the Topeka Active 20-30 Club, where he served in numerous leadership roles including President and Treasurer. Mr. Yager received his BA degree in Business Administration from Washburn University of Topeka in 1976.

        MEETINGS AND COMMITTEES OF THE MEMBERS OF THE BOARD OF DIRECTORS

         During 2004 the Board of Directors held four regularly scheduled meetings and five special meetings. No Director attended less than 75% aggregate of the meetings of the Board and of the meetings of all Board committees on which he serves. All Board members are encouraged to attend the 2005 Annual Meeting and all directors attended the 2004 Annual Meeting. The Board has established Audit, Compensation, Nominating, and Investment Committees, among others.

         The Audit Committee members are Gary Yager, John Montgomery and Thomas Fogt. The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is responsible for the selection, review and oversight of the Company's independent accountants, the approval of all audit, review and attest services provided by the independent accountants, the integrity of the Company's reporting practices and the evaluation of the Company's internal controls and accounting procedures. Each of the members of the Audit Committee is "independent" as that term is defined in Rule 4200(a)(14) of the Nasdaq Marketplace Rules. The Board of Directors has adopted a written charter for the Audit Committee. The Board of Directors has determined that Mr. Fogt is an "audit committee financial expert" as defined under regulations of the SEC. The Audit Committee met eight times during 2004.

         The Compensation Committee members are Paul Burke, Steve Irsik and Harland Priddle. The purpose of the Compensation Committee is to establish and execute compensation policies for the executives of the Company and award any performance bonuses. The Compensation Committee met eight times in 2004.

         The Nominating Committee is composed of John Montgomery, Paul E. Burke and Edward C. Carter. The purpose of the Nominating Committee is to recommend officers and new Directors to the current Board of Directors. The Committee met two times during 2004. The Board of Directors has not adopted a written charter for the Nominating Committee. Each of the three members of the Nominating Committee is "independent" as that term is defined in Rule 4200(a)(14) of the Nasdaq Marketplace Rules. The

Nominating Committee has not adopted a formal policy with regard to consideration of candidates for election to the Board of Directors recommended by security holders, with regard to minimum qualifications for or the requisite skills of any candidates for election to the Board of Directors, or adopting a specific process for identifying and evaluating any nominees, but will give the same due consideration to all candidates submitted for consideration, whether recommended by security holders or other parties with valid interests in the Company.

         The Investment Committee members are Kenneth Frahm and Edward Carter. The Investment Committee reviews investments bought, sold and held to assure that the Company is adhering to established investment policy and guidelines. The Investment Committee met eight times in 2004.

                        EXECUTIVE OFFICERS OF THE COMPANY

                      Present Positions           Principal Occupation(s) or
Name/Age              With the Company            Employment(s) During Past Five Years
---------------------------------------------------------------------------------------------------------------------------
Harland E. Priddle    Chairman of the Board       Chairman of the Board of the Company since November 15, 2002.
74                    Secretary                   President, Priddle & Associates, a business consulting firm with specialties in economic and community development for past ten years.
                                                  Has been a Director since initial establishment of the Company.

John F. Van Engelen   President and CEO           Selected and assumed position of President and CEO on February 16, 2004.
52                                                Since 1994, served as President of Western United Life Assurance Co.

Thomas C. Kimery      Vice President              Selected and assumed position of Vice President for Administration on
36                                                July 6, 2004. Since 2000, Mr. Kimery has been employed by the Company.

Patrick A. Tilghman   Treasurer and CFO           Selected and assumed position of Treasurer and CFO on July 6, 2004.
31                                                Since 2001, Mr. Tilghman was Controller of the Company.  Mr. Tilghman
                                                  was employed by PricewaterhouseCoopers LLP from January 1997 to July 2001

                             EXECUTIVE COMPENSATION

The following table sets forth amounts earned over the past three fiscal years by all persons who served as the Chief Executive Officer of the Company at any time during fiscal 2004 and by each person employed by the Company as of the end of fiscal 2004 whose total salary and bonus paid during that year exceeded $100,000.


                               ANNUAL COMPENSATION

                                                                                         Other Annual         All Other
Name and Principal Position                     Year       Salary ($)     Bonus ($)   Compensation ($)(1)    Compensation
-------------------------------------------------------------------------------------------------------------------------
John F. Van Engelen President and CEO(2)        2004       118,641         28,000            4,000           2,886(4)
                                                2003             -              -                -               -
                                                2002             -              -                -               -

Vincent L. Rocereto                             2004        71,277            962                -               -
Former Executive Vice President and
    Former President/CEO(3)                     2003        73,038          1,731                -               -
                                                2002             -              -                -               -

(1) Other Annual Compensation consists of automobile allowances. The aggregate cost to the Company of such personal benefits did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus received by the applicable executive officers.

(2)      Mr. Van Engelen became President and CEO of the Company on February 16,
         2004.

(3) Mr. Rocereto became President and CEO of the Company on February 28, 2003. Mr. Rocereto resigned as President and CEO on February 16, 2004. Mr. Rocereto subsequently served as Vice President of Marketing until February 1, 2005, as of which date he became a consultant to the Company serving on an at-will basis.

(4) All Other Compensation for Mr. Van Engelen includes nonqualified moving expenses paid by the Company for the benefit of Mr. Van Engelen in conjunction with his relocation from Spokane, WA to Topeka, KS.


          Each non-employee director is paid $750 per regular meeting attended for the Company and its subsidiaries, $75 per telephonic meeting and $250 per committee meeting.

                         EXECUTIVE EMPLOYMENT AGREEMENTS

         On February 16, 2004, the Company entered into an Employment Agreement with Mr. John F. Van Engelen to serve as President and Chief Executive Officer of the Company and its subsidiaries. The agreement was for an initial term of one year. Subsequent to the expiration of the initial term, the agreement became an at-will employment agreement. The agreement calls for a gross annual base salary of $140,000. In addition, a performance bonus of not less than 20% of the gross annual base salary will be paid no later than January 31 of the next year of employment under the agreement if Mr. Van Engelen's performance is determined to be satisfactory by the Company's Board of Directors. The performance bonus will be paid either in cash or shares of the Company's common stock (with the number of shares determined on the basis of the book value of the stock on the last day of the calendar year). In 2005, the Board of Directors of the Company approved a bonus of $28,000 payable with respect to the 2004 fiscal year. The agreement also included an option to purchase 10,000 shares of the Company's common stock at the current book value for a period of one year from the effective date of the agreement. Mr. Van Engelen purchased 1,000 shares pursuant to the option, the remainder of which has expired. In the event that there is a change in control of the Company, whether during the initial term or during at-will employment, Mr. Van Engelen may terminate his employment with the Company within a period of 60 days after the change in control becomes effective. In such event, Mr. Van Engelen will receive a lump sum cash payment in the amount of $280,000 within 30 days of his last day of employment. In addition, if Mr. Van Engelen elects, pursuant to applicable federal or state law, continuation coverage under the Company's health, major medical or dental plans, the Company will pay for the same portion or percentage of such coverage as it was paying prior to his termination of employment, for the first 12 months of such period of continuation coverage or such lesser period of time as he remains eligible for and continues to purchase such continuation coverage.

                             AUDIT COMMITTEE REPORT

         The Audit Committee, which consists of three non-employee directors of the Company, presents this report for inclusion in the Proxy Statement. The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has also discussed with independent auditors the matters required to be discussed by SAS 61. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1. The Audit Committee has received the reports of the Chief Executive Officer and the Chief Financial Officer relating to their evaluation and internal controls. The Audit Committee, based on the review and discussion outlined above, recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the last fiscal year for filing with the SEC. This report is provided by the following Directors who constitute the Audit
Committee: Gary Yager, John Montgomery and Thomas Fogt.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16 of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of their ownership of such equity securities, and the changes therein, with the SEC. Such persons are required by SEC regulations to furnish the Company with copies of all forms under Section 16(a). Based solely on a review of the Section 16 reports for 2004 and any amendments thereto furnished to the Company, all filings were made on a timely basis for fiscal year 2004.

               PROPOSAL 2 -- APPROVAL OF AUDITORS FOR THE COMPANY

         The Audit Committee has recommended and the Board of Directors has selected and appointed BKD, LLP as the independent auditors for the Company for the year 2005, and the shareholders are being asked to ratify such selection. BKD, LLP served as the Company's independent auditors for 2004. No relationship exists between the Company and BKD, LLP other than that of independent auditor and client.

         The following table sets forth the aggregate fees billed to the Company for professional audit services rendered by BKD, LLP for the audit of our annual financial statements for the fiscal year ended December 31, 2004 and review of the financial statements included in our 2004 quarterly reports.

                                                   Year ended
                                                December 31, 2004
                                                -----------------
                    Audit fees(1)                   $  75,500
                    Audit related fees(2)                   -
                    Tax fees(3)                             -
                    All other fees(4)                       -
                                                    ---------
                                                    $  75,500

         The following table sets forth the aggregate fees billed to the Company for professional audit services rendered by Kerber, Eck, & Braeckel LLP for the audit of our annual financial statements for the fiscal year ended December 31, 2003 and review of the financial statements included in our 2003 quarterly reports.

                                                   Year ended
                                                December 31, 2003
                                                -----------------
                    Audit fees(1)                   $  78,929
                    Audit related fees(2)                   -
                    Tax fees(3)                             -
                    All other fees(4)                       -
                                                    ---------
                                                    $  78,929

         (1) Audit fees - Consists of fees billed for professional services rendered for the audit of the Company's annual financial statements and review of the interim financial statements included in quarterly reports, and services that are normally provided by external auditors in connection with statutory and regulatory filings or engagements.

         (2) Audit related fees - Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees." These services include consultations concerning financial accounting and reporting standards.

         (3) Tax fees - Consists of fees billed for professional services for federal and state tax compliance, tax advice and tax planning.

         (4) All other fees - Consists of fees for products and services other than the services reported above.

         Kerber, Eck & Braeckel LLP ("KE&B") served as the Company's independent auditors for the fiscal year ended December 31, 2003 and prior years. As previously reported, the Company discharged KE&B as its independent accountants on April 15, 2004. The reports of KE&B on the Company's financial statements for the past two fiscal years contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the fiscal year ended December 31, 2003 and through April 15, 2004, the Company had no disagreements with KE&B on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KE&B, would have caused KE&B to make reference thereto in the report on the financial statements for such years. During the two most recent fiscal years and through April 15, 2004, there have been no reportable events (as defined in Regulations S-B, Item 304(a) (1) (iv) (B)).

         As previously reported, the Company has requested that KE&B furnish it with a letter addressed to the SEC stating whether or not it agrees with the statements made above. A copy of such letter, dated April 19, 2004 was filed with the SEC.

         Also, as previously reported, the Board engaged BKD as its new independent accountants as of April 15, 2004. During the two most recent fiscal years and through April 15, 2004, the Company has not consulted with BKD regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements and either written or global advice was provided that BKD concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as the term is defined in Item 304(a) (1) (iv) (A) or Regulation S-B and the related instructions to Item 304 of Regulation S-B, or a reportable event, as that term is defined in Item 304(a) (1) (iv) (B) or Regulations S-B.

         The Company's Audit Committee participated in and approved the decision to change independent accountants.

         In serving its primary function as outside auditors for the Company, KE&B performed the following audit services: [i] examination of the annual financial statements for the Company and its subsidiaries; and [ii] review of the Company's Form 10-KSB and the Company's Form 10-QSB's filed with the SEC.


         All audit related services are pre-approved by the Audit Committee, which has concluded that the provision of such services is compatible with the maintenance of the independence of the Company's independent audit firm in the conduct of its auditing functions.

         It is anticipated that representatives of BKD, LLP will not attend the Annual Meeting.

    THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS RECOMMEND THE SHAREHOLDERS
        VOTE "FOR" THE RATIFICATION OF BKD, LLP AS INDEPENDENT AUDITORS.

                    OTHER MATTERS TO COME BEFORE THE MEETING

         Management does not intend to bring any other business before the meeting of the Company's shareholders and has no reason to believe that any will be presented to the meeting. If, however, any other business should properly be presented to the meeting, the persons named in the signed and delivered Proxy Card will vote the proxies on such matters in their discretion.

                      METHOD AND COST OF PROXY SOLICITATION

         The Company will bear all costs related to the solicitation of proxies pursuant to this Proxy Statement, including the preparation, printing and mailing of proxy materials.

         The Company requests that banks, brokers and other custodians, nominees and fiduciaries forward proxy materials to the beneficial owners of the Company's Company Stock and obtain their voting instructions. The Company will reimburse those firms for their expenses in accordance with SEC rules.

                           FORWARD LOOKING STATEMENTS

         Statements made by the Company in this Proxy Statement that are not strictly historical facts are "forward looking" statements that involve risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. Any projections of financial performances or statements concerning expectations as to future developments should not be construed in any manner as a guarantee that such results or developments will, in fact, occur. There can be no assurance that any forward-looking statement will be realized or that actual results will not be significantly different from that set forth in such forward-looking statement. In addition to the risks and uncertainties of ordinary business operations, the forward-looking statements of the Company referred to above are also subject to the following risks and uncertainties, among others: (i) the strength of the United States economy in general and the strength of the local economies in which the Company does business; (ii) inflation, interest rates, market and monetary fluctuations and volatility; (iii) the timely development of and acceptance of new products and services and perceived overall value of these products and services by existing and potential customers; (iv) the persistency of existing and future insurance policies sold by the Company; (v) the effect of changes in laws and regulations with which the Company must comply; and (vi) the cost and effects of litigation and of unexpected and adverse outcomes in litigation.

                                    IMPORTANT

         If your shares of Common Stock are held in the name of a brokerage firm, bank, nominee or their institution, only it can sign a Proxy Card with respect to your shares and only upon specific instructions from you. Please contact the person responsible for your account and give instructions for a Proxy Card to be signed representing your shares of the Company's Common Stock. We urge you to confirm in writing your instructions to the person responsible for your account and to provide a copy of such instructions to the Company at the address indicated below so that the Company can attempt to ensure that your instructions are followed.

         If you have any questions about executing your proxy or require assistance, please contact our Corporate offices at 1-886-221-0811 or 785-267-7077.

                                  ANNUAL REPORT

         A 2004 Annual Report to Shareholders of the Company has been furnished to the Company's shareholders along with this Proxy Statement. The Annual Report includes the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004 (without exhibits) as filed with the Securities and Exchange Commission. THE COMPANY WILL FURNISH WITHOUT CHARGE UPON WRITTEN REQUEST A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB. THE ANNUAL REPORT ON FORM 10-KSB INCLUDES A LIST OF EXHIBITS THERETO. THE COMPANY WILL FURNISH COPIES OF SUCH EXHIBITS UPON WRITTEN REQUEST THEREFOR AND PAYMENT OF THE COMPANY'S REASONABLE EXPENSES IN FURNISHING SUCH EXHIBITS. EACH SUCH REQUEST MUST SET FORTH A GOOD FAITH REPRESENTATION THAT, AS OF THE RECORD DATE, THE PERSON MAKING SUCH REQUEST WAS A BENEFICIAL OWNER OF VOTING STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING. REQUESTS FOR COPIES OF EXHIBITS SHOULD BE SENT TO HARLAND E. PRIDDLE, FIRST AMERICAN CAPITAL CORPORATION, 1303 SW FIRST AMERICAN PLACE, TOPEKA, KS 66604.

          The Company's Annual Report on Form 10-KSB for the year ended December 31, 2004 with exhibits, as well as other filings by the Company with the Securities and Exchange Commission, are also available through the Securities and Exchange Commission's Internet site at www.sec.gov. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

            SHAREHOLDERS' PROXY STATEMENT PROPOSALS FOR 2005 MEETING

         Proposals of Shareholders intended to be presented at the 2006 Annual Meeting of Shareholders must be received by the Company at its principal office in Topeka, Kansas, not later than January 20, 2006 for inclusion in the proxy statement for that meeting. Such proposal must be made in accordance with applicable laws and rules of the Securities and Exchange Commission and the interpretations thereof, as well as the Company's bylaws. Any such proposal should be sent to Harland E. Priddle, First American Capital Corporation, 1303 SW First American Place, Topeka, KS 66604.

                                       BY ORDER OF THE BOARD OF DIRECTORS
                                       FIRST AMERICAN CAPITAL CORPORATION



                                     /s/  HARLAND E. PRIDDLE
                                          Secretary
Dated: May 19, 2005

                              VOTING INSTRUCTIONS


                 You can vote your shares in one of three ways:


                          TELEPHONE***INTERNET***MAIL
                         24 hours a day - 7 days a week


            Your vote is important. Please vote as soon as possible.


VOTE-BY-INTERNET                                               VOTE-BY-TELEPHONE
Log on to the Internet and go to [COMPUTER GRAPHIC]            Call toll-free (in the U.S.)    [TELEPHONE GRAPHIC]
http://www.eproxyvote.com/fxt                                  1-800-758-6973

Have your proxy card in hand when you                OR       Have your proxy card in hand when you call
access the website and follow the instructions.                and follow the instructions.
Internet votes must be received by 5:00 p.m.                   Telephone votes must be received by 5:00
(Central Time) on June 13, 2005.                               p.m. (Central Time) on June 13, 2005.


   YOUR INTERNET OR TELEPHONE VOTE WORKS IN THE SAME MANNER AS IF YOU MARKED,
                  SIGNED AND RETURNED YOUR PROXY CARD BY MAIL.


                                  VOTE-BY-MAIL
Mark, sign and date the proxy card on the reverse side. Detach the proxy card and return it in the postage-paid envelope.
                             YOUR VOTE IS IMPORTANT


           IF YOU VOTE BY MAIL PLEASE MARK, DATE AND SIGN THIS PROXY
                  CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.


                                                                           PROXY

                       FIRST AMERICAN CAPITAL CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 14, 2005
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Harland E. Priddle and Gary E. Yager, jointly and individually, as proxies, with full power of substitution and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of First American Capital Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on June 14, 2005 or any adjournment thereof.


(1)  ELECTION OF DIRECTORS (see proxy statement for instructions)
                     __ FOR all nominees listed below
                     __WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION: To withhold authority to vote for individual nominee strike a line through the nominee's name in the list below)


        (01) Paul E. Burke, Jr (02) Edward C. Carter (3) Thomas M. Fogt
     (04) Kenneth L. Frahm (05) Stephen J. Irsik, Jr. (6) John G. Montgomery
       (07) Harland E. Priddle (08) John F. Van Engelen (09) Gary E. Yager

(2) Approval of BKD, LLP as independent auditors for 2005.
              __ FOR             __AGAINST          __ABSTAIN

In their discretion, the Proxies are authorized to vote upon such business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDERS.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.


                                        Dated:
                                              ----------------------------------

                                        Signature:
                                                  ------------------------------

                                        Signature if held jointly:
                                                                  --------------

                                        (Please sign exactly using the name(s)
                                        in which the stock is titled. When
                                        signing as attorney, executor,
                                        administrator, trustee or guardian,
                                        please give full title as such. If a
                                        corporation, please sign in full
                                        corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an